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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported) September 4, 2002




                         j2 Global Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-25965                 51-0371142
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation                 File Number)          Identification No.)


                              6922 Hollywood Blvd.
                                    Suite 800
                          Los Angeles, California 90028
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                    (Address of principal executive offices)


                                 (323) 860-9200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER           DESCRIPTION
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99.1             Transcript of presentation by President Scott M. Jarus at
                 Kaufman Bros. Communications Conference



ITEM 9. REGULATION FD DISCLOSURE.

On September 4, 2002, the Company's President, Scott M. Jarus, made a presentation at the Kaufman Bros. Communications Conference. Attached as Exhibit
99.1 is a transcript of his remarks. The slides used by Mr. Jarus in his presentation are attached as an exhibit to the Form 8-K filed by the Company on September 4, 2002. An archived version of Mr. Jarus' presentation, including the slides, will be available at www.j2global.com for approximately two weeks.
Exhibit 99.1 is incorporated by reference under this Item 9.

Note: the information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              j2 Global Communications, Inc.
                                     (Registrant)


Date: September 5, 2002       By:  /s/ Jeffrey D. Adelman
                                   ------------------------------------
                                   Jeffrey D. Adelman, Vice President,
                                   General Counsel and Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
 99.1            Transcript of presentation by President Scott M. Jarus at
                 Kaufman Bros. Communications Conference